UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 3, 2005

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York		10080

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-12: STATEMENT RE: COMPUTATION OF RATIOS
EX-15: LETTER RE: UNAUDITED INTERIM FINANCIAL INFORMATION
EX-23: CONSENT OF DELOITTE & TOUCHE LLP
EX-99.1: SELECTED FINANCIAL DATA, CONSOLIDATED FINANCIAL STATEMENTS AND NOTES THERETO, AND SUPPLEMENTAL INFORMATION
EX-99.2: CONDENSED FINANCIAL INFORMATION
EX-99.3: OPINION OF DELOITTE & TOUCHE LLP
EX-99.4: OPINION OF DELOITTE & TOUCHE LLP
EX-99.5: CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.6: CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.7: CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01. Other Events.

In the fourth quarter of 2004, Merrill Lynch corrected its method of accounting to recognize certain retail account fees over the contract period instead of when the fees were received, and prior period results have been restated to correct the previous error. This restatement was not material in any period presented and resulted in a cumulative decrease to stockholders’ equity of $66 million, or 0.2% as of December 26, 2003 of this amount, $60 million is related to periods prior to 2001. As a result:

(1)
The excerpt of the Annual Report to Shareholders filed as Exhibit 13 to Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003, as restated on a Form 8-K dated May 4, 2004, has been restated in Exhibit 99.1 hereto and the Selected Financial Data, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information contained therein are incorporated herein by reference;

(2)
The Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto filed as pages F-2 to F-10 of Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003, as restated on a Form 8-K dated May 4, 2004, have been restated in Exhibit 99.2 hereto and are incorporated herein by reference;

(3)
The Statement re: computation of ratios filed as Exhibit 12 to Merrill Lynch & Co., Inc.’s Annual Report on Form 10-K for the fiscal year ended December 26, 2003, as restated on a Form 8-K dated May 4, 2004, has been restated in Exhibit 12 hereto and is incorporated herein by reference;

(4)
The Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto filed as pages 4 to 29 of Merrill Lynch & Co., Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 26, 2004 have been restated in Exhibit 99.5 and are incorporated herein by reference;

(5)
The Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto filed as pages 4 to 30 of Merrill Lynch & Co., Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended June 25, 2004 have been restated in Exhibit 99.6 and are incorporated herein by reference; and

(6)
The Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto filed as pages 4 to 32 of Merrill Lynch & Co., Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended September 24, 2004 have been restated in Exhibit 99.7 and are incorporated herein by reference.

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Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, growth opportunities, business prospects, investment banking backlogs, anticipated financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch’s beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effects of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in Merrill Lynch’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Merrill Lynch Investor Relations website at www.ir.ml.com and at the SEC’s website, www.sec.gov. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

12	Statement re: computation of ratios.

15	Letter re: unaudited interim financial information.

23	Consent of Independent Auditors, Deloitte & Touche LLP.

99.1	Selected Financial Data, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information.

99.2	Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto.

99.3	Opinion of Deloitte & Touche LLP with respect to the Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, which is included in Exhibit 12.

99.4	Opinion of Deloitte & Touche LLP with respect to certain information in the Selected Financial Data, which is incorporated by reference in Item 8.01.

99.5	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended March 26, 2004.

99.6	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended June 25, 2004.

99.7	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended September 24, 2004.

*       *       *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/ Ahmass L. Fakahany

Ahmass L. Fakahany Executive Vice President and Chief Financial Officer

By:	/s/ Laurence A. Tosi

Laurence A. Tosi Vice President and Finance Director Principal Accounting Officer

Date: February 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

12	Statement re: computation of ratios.

15	Letter re: unaudited interim financial information.

23	Consent of Independent Auditors, Deloitte & Touche LLP.

99.1	Selected Financial Data, Consolidated Financial Statements and Notes thereto, and Supplemental Financial Information.

99.2	Condensed Financial Information of Registrant Merrill Lynch & Co., Inc. (Parent Company Only) and the Notes thereto.

99.3	Opinion of Deloitte & Touche LLP with respect to the Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, which is included in Exhibit 12.

99.4	Opinion of Deloitte & Touche LLP with respect to certain information in the Selected Financial Data, which is incorporated by reference in Item 8.01.

99.5	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended March 26, 2004.

99.6	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended June 25, 2004.

99.7	Condensed Consolidated Financial Statements of Registrant Merrill Lynch & Co., Inc. and the Notes thereto for the quarterly period ended September 24, 2004.